                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                          CHEROKEE INTERNATIONAL, LLC
                      CHEROKEE INTERNATIONAL FINANCE, INC.

                           OFFER FOR ALL OUTSTANDING
              10 1/2% SERIES A SENIOR SUBORDINATED NOTES DUE 2009
                                IN EXCHANGE FOR
               10 1/2 SERIES B SENIOR SUBORDINATED NOTES DUE 2009
                        WHICH HAVE BEEN REGISTERED UNDER
                    THE SECURITIES ACT OF 1933, AS AMENDED,

               PURSUANT TO THE PROSPECTUS, DATED,           1999

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 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON     , 1999,
  UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO
             5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

         DELIVERY TO: FIRSTSTAR BANK OF MINNESOTA, N.A., EXCHANGE AGENT

                     BY MAIL, BY HAND OR OVERNIGHT COURIER:
                        Firstar Bank of Minnesota, N.A.
                             101 East Fifth Street
                          Saint Paul, Minnesota 55101
                            Attention: Frank Leslie

                           BY FACSIMILE TRANSMISSION:
                        (for Eligible Institutions Only)
                                 (651) 229-6415

                             CONFIRM BY TELEPHONE:
                                 (651) 229-2600
  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET
     FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF
                                  TRANSMITTAL.

    The undersigned acknowledges that he or she has received and reviewed the
Prospectus, dated       , 1999 (the "Prospectus"), of Cherokee International,
LLC, a California limited liability company, and Cherokee International Finance, Inc., a Delaware corporation (the "Issuers"), and this Letter of Transmittal (the "Letter of Transmittal" or the "Letter"), which together constitute the Issuers' offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $100,000,000 of the Issuer's 10 1/2% Series B Senior Subordinated Notes due 2009 which have been registered under the Securities Act of 1933, as amended (the "Exchange Notes"), for a like principal amount, in the aggregate, of the Issuers' issued and outstanding 10 1/2% Series A Senior Subordinated Notes due 2009 (the "Outstanding Notes") from the registered holders thereof.

    For each Outstanding Note accepted for exchange, the holder of such Outstanding Note will receive an Exchange Note having a principal amount equal to that of the surrendered Outstanding Note. The Exchange Notes will bear interest from the most recent date to which interest has been paid. Accordingly, registered holders of Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid. Outstanding Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Outstanding Notes whose Outstanding Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Outstanding Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

    This Letter is to be completed by a holder of Outstanding Notes either if certificates for such Outstanding Notes are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by Firstar Bank of Minnesota, N.A., as Exchange Agent for the Exchange Offer (the "Exchange Agent"), at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the section "The Exchange Offer" under the heading "Book-Entry Transfers" of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment that the tendering holder agrees to be bound by this Letter and that the Issuers may enforce this Letter against such holder. Holders of Outstanding Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Outstanding Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the section "The Exchange Offer" under the heading "Guaranteed Delivery Procedures" of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

    The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    List below the Outstanding Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Outstanding Notes should be listed on a separate signed schedule affixed hereto.

 ----------------------------------------------------------------------------------------------------
                                   DESCRIPTION OF OUTSTANDING NOTES
 ----------------------------------------------------------------------------------------------------
                                                             (1)             (2)             (3)
                                                                          AGGREGATE
                                                                          PRINCIPAL
                                                                          AMOUNT OF       PRINCIPAL
               NAME(S) AND ADDRESS(ES)                   CERTIFICATE     OUTSTANDING        AMOUNT
  OF REGISTERED HOLDER(S) (PLEASE FILL IN, IF BLANK)      NUMBER(S)*       NOTE(S)        TENDERED**
------------------------------------------------------------------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------
                                                            TOTAL

------------------------------------------------------------------------------------------------------

------------------------

* Need not be completed if Outstanding Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Outstanding Notes represented by the Outstanding Notes indicated in column 1. See Instruction 2. Outstanding Notes tendered hereby must be in denominations of $1,000 principal amount and any integral multiple thereof. See Instruction 1.

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/ /  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution __________________________________________________

Account Number
--------------------- Transaction Code Number __________________________________

    By crediting the Outstanding Notes to the Exchange Agent's account at the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated Agent's Message in which the holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in this Letter, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

/ /  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s) ________________________________________________

Window Ticket Number (if any) __________________________________________________

Date of Execution of Notice of Guaranteed Delivery _____________________________

Name of Institution Which Guaranteed Delivery __________________________________

If Delivered by Book-Entry Transfer, Complete the Following:

Account Number ____________________ Transaction Code Number ____________________

Name of Tendering Institution __________________________________________________

--------------------------------------------------------------------------------

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/ /  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: __________________________________________________________________________

Address: _______________________________________________________________________

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    If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act of 1933, as amended, in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act of 1933, as amended. If the undersigned is a broker-dealer that will receive Exchange Notes, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired as a result of market-making activities or other trading activities.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the aggregate principal amount of Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Outstanding Notes as are being tendered hereby.

    The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Outstanding Notes, with full power of substitution, among other things, to cause the Outstanding Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Notes, and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuers. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Outstanding Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Outstanding Notes nor such other person has any arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the holder of such Outstanding Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of either of the Issuers.

    The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Outstanding Notes may be offered for resale, resold and otherwise transferred by holders or other persons receiving the Exchange Notes thereof (other than any such holder or other person that is an "affiliate" of either of the Issuers within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the holder, and neither the holder nor such other person has any arrangement or understanding with any person to participate in the distribution of such Exchange Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any holder (a) is an affiliate of either of the Issuers or (b) is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (1) could not rely on the applicable interpretations of the staff of the SEC and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the section "The Exchange Offer" under the heading "Withdrawal Rights" of the Prospectus.

    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Outstanding Notes."

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING ANY BOXES

--------------------------------------------------------------------------------

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX ABOVE.

--------------------------------------------------------------------------------

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                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

    To be completed ONLY if certificates for Outstanding Notes not exchanged and/or Exchange Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Outstanding Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue Exchange Notes and/or Outstanding Notes to:

Name(s): _______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

________________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Address (including Zip Code): __________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                         (COMPLETE SUBSTITUTE FORM W-9)

/ / Credit unexchanged Outstanding Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

________________________________________________________________________________
          (BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER, IF APPLICABLE)

________________________________________________________________________________
                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

    To be completed ONLY if certificates for Outstanding Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Outstanding Notes" on this Letter above.

Mail Exchange Notes and/or Outstanding Notes to:

Name(s): _______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

________________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Address (including Zip Code): __________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OUTSTANDING NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

--------------------------------------------------------------------------------

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                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
          (Complete Accompanying Substitute Form W-9 on reverse side)

x ______________________________________________________________________________

x ______________________________________________________________________________

SIGNATURE(S) OF OWNER
--------------------------------- DATE _________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Area Code and Telephone Number _________________________________________________

    This Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Notes hereby tendered or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 3.

Name(s): _______________________________________________________________________

________________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity: ______________________________________________________________________

Address (including Zip Code): __________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by an Eligible Institution:

________________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

________________________________________________________________________________
                                    (TITLE)

________________________________________________________________________________
                                (NAME AND FIRM)

Dated: _________________________________________________________________________

--------------------------------------------------------------------------------

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

                    PAYOR'S NAME: FIRSTAR BANK OF MINNESOTA

---------------------------------------------------------------------------------------------------
           SUBSTITUTE             Part 1: PLEASE PROVIDE YOUR TIN  TIN: ---------------------
            FORM W-9              IN THE BOX AT RIGHT AND CERTIFY  Social Security Number OR
   Department of the Treasury     BY SIGNING AND DATING BELOW.     Employer Identification
    Internal Revenue Service                                       Number

                                  -----------------------------------------------------------------

                                  Part 2: TIN Applied for / /
                                  Payor's Request for Taxpayer Identification Number ("TIN") and
                                  Certification
                                  CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
                                  (1) The number shown on this form is my correct Taxpayer
                                  Identification Number (or I am waiting for a number to be issued to me).
  Payer's Request for Taxpayer    (2) I am not subject to backup withholding either because: (a) I
  Identification Number (TIN)     am exempt from backup withholding, or (b) I have not been
       AND Certification          notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                                  (3) Any other information provided on this form is true and correct.
---------------------------------------------------------------------------------------------------
 You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

 Signature ----------------------------------------------------------------- Date
 -------------------
---------------------------------------------------------------------------------------------------

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
    PART 2 OF SUBSTITUTE FORM W-9
    ------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

    SIGNATURE:
    --------------------------------------------------------------------
    DATE: __________________________________________________________________
    ------------------------------------------------------------------------

    NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

     FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER FOR THE
              10 1/2% SERIES A SENIOR SUBORDINATED NOTES DUE 2009
    OF CHEROKEE INTERNATIONAL, LLC AND CHEROKEE INTERNATIONAL FINANCE, INC.
                              IN EXCHANGE FOR THE
      10 1/2% SERIES B SENIOR SUBORDINATED NOTES DUE 2009, WHICH HAVE BEEN
            REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

    1.  DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

    This letter is to be completed by holders of Outstanding Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the section "The Exchange Offer" under the heading "Book-Entry Transfers" of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment that the tendering holder agrees to be bound by this Letter and that the Issuers may enforce this Letter against such participant. Certificates for all physically tendered Outstanding Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Notes tendered hereby must be in denominations of $1,000 principal amount and any integral multiple thereof.

    Holders whose certificates for Outstanding Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Notes pursuant to the guaranteed delivery procedures set forth in the section "The Exchange Offer" under the heading "Guaranteed Delivery Procedures" of the Prospectus. Pursuant to such procedures, (a) such tender must be made through an Eligible Institution, (b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Issuers (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Outstanding Notes and the amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (c) the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the Expiration Date. An "Eligible Institution" is a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

    The method of delivery of this Letter, the Outstanding Notes and all other required documents is at the election and risk of the tendering holders. If such delivery is by mail, we recommend registered mail, properly insured, with return receipt requested. In all cases, you should allow sufficient time to assure timely delivery. No Letter or Outstanding Notes should be sent directly to the Issuers.

    See "The Exchange Offer" section of the Prospectus.

    2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

    If less than all of the Outstanding Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Outstanding Notes to be tendered in the box above entitled

"Description of Outstanding Notes--Principal Amount Tendered." A reissued certificate representing the balance of nontendered Outstanding Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

    3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

    If this Letter is signed by the holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on the Book-Entry Transfer Facility's security position listing as the holder of such Outstanding Notes without any change whatsoever.

    If any tendered Outstanding Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

    If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

    When this Letter is signed by the registered holder or holders of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or written instrument or instruments of transfer or exchange are required. If, however, the Outstanding Notes are registered in the name of a person other than a signer of the Letter, the Outstanding Notes surrendered for exchange must be endorsed by the registered holder, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuers in their sole discretion, duly executed by the registered holder, in either case with the holder's signature guaranteed by an Eligible Institution.

    If this Letter is signed by a person or persons other than the registered holder or holders of Outstanding Notes, such Outstanding Notes must be endorsed or accompanied by powers of attorney, in either case signed exactly as the name or names of the registered holder or holders that appear on the Outstanding Notes.

    If this Letter or any Outstanding Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority to so act must be submitted with the Letter.

    ENDORSEMENTS ON CERTIFICATES FOR OUTSTANDING NOTES OR SIGNATURES ON POWERS OF ATTORNEYS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

    SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OUTSTANDING NOTES ARE TENDERED: (a) BY A REGISTERED HOLDER OF OUTSTANDING NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OUTSTANDING NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER, OR (b) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

    4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

    Tendering holders of Outstanding Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and or substitute certificates evidencing Outstanding Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name and address of the person signing this Letter.

    5.  TAXPAYER IDENTIFICATION NUMBER.

    Federal income tax law generally requires that a tendering holder whose Outstanding Notes are accepted for exchange must provide the Issuers (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If the Issuers are not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of Exchange Notes may be subject to backup withholding in an amount equal to 31% of all

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reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be claimed.

    Exempt holders of Outstanding Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements, provided they establish their status as an exempt holder. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

    To prevent backup withholding, each tendering holder of Outstanding Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (a) the holder is exempt from backup withholding, or
(b) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Outstanding Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Exchange Agent a completed Form W-8 or W-8BEN, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Outstanding Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for Information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for Instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Exchange Agent.

    The information requested above should be directed to the Exchange Agent at the following address:

    Delivery To:

                Firstar Bank of Minnesota, N.A., Exchange Agent
                     BY MAIL, BY HAND OR OVERNIGHT COURIER:
                        Firstar Bank of Minnesota, N.A.
                             101 East Fifth Street
                          Saint Paul, Minnesota 55101

                            Attention: Frank Leslie

                                  BY FACSIMILE
                       (for Eligible Institutions Only):
                                 (651) 229-6415

                             CONFIRM BY TELEPHONE:
                                 (651) 229-2600

    6.  TRANSFER TAXES.

    Holders who tender their Outstanding Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Outstanding Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes in connection with the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter, the amount of such transfer taxes will be billed directly to such tendering holder.

    Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes specified in this Letter.

    7.  WAIVER OF CONDITIONS.

    The Issuers reserve the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Outstanding Note either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Outstanding Notes in the Exchange Offer).

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    8.  NO CONDITIONAL TENDERS.

    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter or an Agent's Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

    Neither the Issuers, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Notes nor shall any of them incur any liability for failure to give any such notice.

    9.  MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES.

    Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

    10. WITHDRAWAL RIGHTS.

    Tenders of Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

    For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must: (a) specify the name of the person having tendered the Outstanding Notes to be withdrawn (the "Depositor"), (b) identify the Outstanding Notes to be withdrawn, including the principal amount of such Outstanding Notes, and (c) where certificates for Outstanding Notes have been transmitted, specify the name in which such Outstanding Notes are registered, if different from that of the Depositor. If certificates for Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the release of such certificates the Depositor must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such holder is an Eligible Institution. If Outstanding Notes have been tendered pursuant to the procedure for book-entry transfer set forth in the section "The Exchange Offer" under the heading "Book-Entry Transfers" of the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Outstanding Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuers, whose determination shall be final and binding on all parties. Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in the section "The Exchange Offer" under the heading "Book-Entry Transfers" of the Prospectus, such Outstanding Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Outstanding Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

    11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

    Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

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